UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2019

ALTRIA GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Virginia	1-08940	13-3260245
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6601 West Broad Street

Richmond, Virginia 23230

(Address of principal executive offices)

(804) 274-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01. Other Events.

On February 14, 2019, Altria Group, Inc. (the “Company”) issued $1,000,000,000 aggregate principal amount of its 3.490% Notes due 2022 (the “2022 Notes”), $1,000,000,000 aggregate principal amount of its 3.800% Notes due 2024 (the “2024 Notes”), $1,500,000,000 aggregate principal amount of its 4.400% Notes due 2026 (the “2026 Notes”), $3,000,000,000 aggregate principal amount of its 4.800% Notes due 2029 (the “2029 Notes”), $2,000,000,000 aggregate principal amount of its 5.800% Notes due 2039 (the “2039 Notes”), $2,500,000,000 aggregate principal amount of its 5.950% Notes due 2049 (the “2049 Notes”) and $500,000,000 aggregate principal amount of its 6.200% Notes due 2059 (the “2059 Notes” and, together with the 2022 Notes, the 2024 Notes, the 2026 Notes, the 2029 Notes, the 2039 Notes and the 2049 Notes, the “Notes”). The Notes were issued pursuant to an Indenture (the “Indenture”), dated as of November 4, 2008, among the Company, Philip Morris USA Inc., a wholly-owned subsidiary of the Company (“PM USA”), and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”). Each series of Notes is guaranteed by PM USA. PM USA’s guarantees were issued pursuant to the Indenture and are evidenced by guarantee agreements made by PM USA in favor of the Trustee for the Notes (the “Guarantee Agreements”).

The Notes are the Company’s senior unsecured obligations and rank equally in right of payment with all of the Company’s existing and future senior unsecured indebtedness. The Guarantee Agreements are PM USA’s senior unsecured obligations and rank equally in right of payment with all of PM USA’s existing and future senior unsecured indebtedness.

On February 12, 2019, the Company and PM USA entered into a Terms Agreement (the “Terms Agreement”) with Barclays Capital Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Mizuho Securities USA LLC, as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to issue and sell the Notes to the Underwriters. The provisions of an Underwriting Agreement, dated as of November 4, 2008 (the “Underwriting Agreement”), are incorporated by reference in the Terms Agreement.

Interest on the Notes is payable semiannually on February 14 and August 14 of each year, commencing August 14, 2019, to holders of record on the preceding January 30 or July 30, as the case may be.

The 2022 Notes will mature on February 14, 2022, the 2024 Notes will mature on February 14, 2024, the 2026 Notes will mature on February 14, 2026, the 2029 Notes will mature on February 14, 2029, the 2039 Notes will mature on February 14, 2039, the 2049 Notes will mature on February 14, 2049 and the 2059 Notes will mature on February 14, 2059.

The Company has filed with the Securities and Exchange Commission a Prospectus dated October 26, 2017 (Registration No. 333-221133) and a Prospectus Supplement dated February 12, 2019 in connection with the public offering of the Notes.

The descriptions of the Underwriting Agreement, the Terms Agreement and the Guarantee Agreements are qualified in their entirety by the terms of such agreements themselves. Please refer to such agreements and the form of Notes, each of which is incorporated herein by reference and is an exhibit to this report as Exhibits 1.1, 1.2, 4.1, 4.2, 4.3, 4.4, 4.5, 4.6, 4.7, 4.8, 4.9, 4.10, 4.11, 4.12, 4.13 and 4.14.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 4, 2008 (incorporated by reference to Exhibit 1.1 of the Company’s Registration Statement on Form S-3 (No. 333-155009))

1.2	Terms Agreement, dated February 12, 2019, among the Company, PM USA and Barclays Capital Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Mizuho Securities USA LLC, as representatives of the several underwriters named therein

4.1	Guarantee Agreement 3.490% Notes due 2022

4.2	Guarantee Agreement 3.800% Notes due 2024

4.3	Guarantee Agreement 4.400% Notes due 2026

4.4	Guarantee Agreement 4.800% Notes due 2029

4.5	Guarantee Agreement 5.800% Notes due 2039

4.6	Guarantee Agreement 5.950% Notes due 2049

4.7	Guarantee Agreement 6.200% Notes due 2059

4.8	Form of 3.490% Notes due 2022

4.9	Form of 3.800% Notes due 2024

4.10	Form of 4.400% Notes due 2026

4.11	Form of 4.800% Notes due 2029

4.12	Form of 5.800% Notes due 2039

4.13	Form of 5.950% Notes due 2049

4.14	Form of 6.200% Notes due 2059

5.1	Opinion of Hunton Andrews Kurth LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRIA GROUP, INC.

By:	/s/ W. HILDEBRANDT SURGNER, JR
Name:	W. Hildebrandt Surgner, Jr.
Title:	Vice President, Corporate Secretary and Associate General Counsel

DATE: February 14, 2019

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